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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 22, 2001


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                     0-19285                            88-0228636

                (Commission File Number)   (IRS Employer Identification No.)


         15880 N. Greenway-Hayden Loop, Suite 100
                    Scottsdale, Arizona                       85260
         (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 9.       Regulation FD Disclosure


In connection with the proposed $500 million senior secured notes offering announced on January 18, 2001 and the upcoming marketing activities related to this proposed offering, Allied Waste Industries, Inc., ("Allied") today affirmed its comfort with its previously communicated year 2001 financial goals as described in its Form 8-K filed on December 15, 2000. Additionally, Allied affirmed its comfort with its previously communicated financial goals for the year 2000 which include the following:

         Adjusted EBITDA for the year ended December 31, 2000 is expected to exceed $2 billion. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and acquisition related and unusual costs.

         Adjusted free cash flow for the year ended December 31, 2000 is expected to exceed $385 million. Adjusted free cash flow is defined as adjusted EBITDA plus other non-cash charges, less cash interest, cash taxes, capital expenditures, closure, post-closure and environmental expenditures and further adjusted for non-acquisition related changes in working capital.

         Total debt at December 31, 2000 is expected to be below $9.7 billion.

Allied expects to release its financial results for the fourth quarter and year ended December 31, 2000 on February 27, 2001.

This does not constitute an offering of the senior secured notes, which will only be made to qualified institutional investors pursuant to an offering memorandum.


Safe Harbor for Forward-Looking Statements
Certain matters discussed in this Form 8-K are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation, the ability of Allied to continue its vertical integration business strategy in a successful manner; the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate acquired operations, the ability of Allied to exit certain regional markets and certain non-strategic businesses, whether and when the recent transactions concluded or completed will be accretive to Allied's earnings, whether Allied will be successful in completing asset sales at a pace sufficient to achieve the Company's stated goal, the effects of commodity price fluctuations of materials processed by Allied and the effects of an economic downturn and its ability to price for economics.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31,



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1999. Shareholders,  potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

















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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                     ALLIED WASTE INDUSTRIES, INC.


                       By:                 /s/THOMAS W. RYAN
                              ---------------------------------------------
                                             Thomas W. Ryan
                               Executive Vice President & Chief Financial
                                                Officer



Date:  January 22, 2001



















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